UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

FS INVESTMENT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

FS INVESTMENT CORPORATION

Cira Centre, 2929 Arch Street, Suite 675

Philadelphia, Pennsylvania 19104

April 30, 2010

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of FS Investment Corporation (the “Company”) to be held on Tuesday, June 22, 2010 at 11:00 a.m., Eastern time, at the offices of the Company located at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

The Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter provides an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect the directors of the Company and to ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. I will also report on the progress of the Company during the past year and respond to stockholders’ questions.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

Michael C. Forman
Chairman, President,
and Chief Executive Officer

FS INVESTMENT CORPORATION

Cira Centre, 2929 Arch Street, Suite 675

Philadelphia, Pennsylvania 19104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 22, 2010

To the Stockholders of FS investment Corporation:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of FS Investment Corporation (the “Company”), a Maryland corporation, will be held at the offices of the Company, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, on Tuesday, June 22, 2010 at 11:00 a.m., Eastern time (the “Annual Meeting”), for the following purposes:

1.	To elect seven members of the Board of Directors of the Company to serve until the next annual stockholder meeting or until their successors are elected and qualified.

2.	To ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

3.	To transact such other business as may properly come before the Annual Meeting, or any adjournments thereof.

The Board of Directors has fixed the close of business on April 20, 2010, as the record date for the determination of stockholders entitled to notice of, and to vote, at the Annual Meeting or any adjournments thereof.

The Company has enclosed a copy of the proxy statement, the proxy card and the annual report on Form 10-K for the year ended December 31, 2009. The proxy statement, the proxy card and the annual report on Form 10-K for the year ended December 31, 2009 are also available on the Company’s website at www.fsinvestmentcorp.com or by e-mailing info@fsinvestmentcorp.com. If you plan on attending the Annual Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call FS Investment Corporation at (877) 628-8575.

By Order of the Board of Directors,

Ryan D. Conley
Vice President, Treasurer and Secretary

April 30, 2010

Stockholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of Directors of the Company. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Stockholders also have the option to provide their vote by telephone or over the Internet by following the instructions printed on the proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting in person.

FS INVESTMENT CORPORATION

Cira Centre, 2929 Arch Street, Suite 675

Philadelphia, Pennsylvania 19104

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 22, 2010

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FS Investment Corporation (the “Board”), a Maryland corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held at 11:00 a.m., Eastern time, on Tuesday, June 22, 2010, at the offices of the Company, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, and any adjournments thereof (the “Annual Meeting”). This Proxy Statement and the accompanying materials are being mailed to stockholders of record described below on or about April 30, 2010 and are available at www.fsinvestmentcorp.com.

All properly executed proxies representing shares of stock (“Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal to elect directors and FOR the proposal to ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Stockholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Quorum

Stockholders of the Company are entitled to one vote for each Share held. Under the Company’s Amended and Restated Bylaws, one third of the number of Shares entitled to be cast, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

Adjournments

In the event that a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, shall have the power to adjourn the Annual Meeting from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If sufficient favorable votes for one or more proposals have been received by the time of the Annual Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

Record Date

The Board has fixed the close of business on April 20, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjournments thereof. As of the Record Date, there were 17,348,279 shares of the Company’s common stock outstanding.

Vote Required

Election of Nominee Directors. Each Director shall be elected by a plurality of all the votes cast at the Annual Meeting of stockholders duly called and at which a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes are not considered entitled to vote and thus are not counted for purposes of determining whether the proposal has been approved.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of McGladrey & Pullen, LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect to this proposal.

Householding

The Company combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the document (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the Securities and Exchange Commission’s (the “SEC”) requirements. If you do not want us to continue consolidating your Company mailings and would prefer to receive separate mailings of Company communications, please contact the Company’s transfer agent, DST Systems, Inc. at (877) 628-8575 or send mail to FS Investment Corporation, c/o DST Systems, Inc., 1055 Broadway, Ninth Floor, Kansas City, Missouri 64105.

Voting

You may vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. These options require you to input the control number located on your proxy card. After inputting the control number, you may enter your vote on the proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating the telephone call or Internet link. Stockholders of the Company are entitled to one vote for each Share held.

When mailing your proxy card, you are requested to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 11:00 a.m., Eastern time, on June 22, 2010.

The Company has enclosed a copy of the proxy statement, the proxy card and the annual report on Form 10-K for the year ended December 31, 2009. The proxy statement, the proxy card and the annual report on Form 10-K for the year ended December 31, 2009 are also available on the Company’s website at www.fsinvestmentcorp.com or by e-mailing info@fsinvestmentcorp.com. If you plan on attending the Annual Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call FS Investment Corporation at (877) 628-8575.

Information Regarding this Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Stockholders, and the proxy card. The Company has requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company (without special compensation therefor). The Company has also retained PNC Global Investment Servicing (U.S.) Inc. to assist in the solicitation of proxies for a fee of approximately $3,000, plus out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of the Record Date, the beneficial ownership of the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of the Company’s common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon information furnished by the Company’s transfer agent and other information obtained from such persons, if available.

Unless otherwise indicated, the address of each beneficial owner is c/o FS Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania, 19104.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
David J. Adelman	34,062.857		*
Michael C. Forman(3)	114,123.324		*
Michael Heller	12,263.172		*

Independent Directors
Gregory P. Chandler	None	None
Barry H. Frank(4)	31,652.584		*
Thomas S. Gravina	None	None
Paul Mendelson	5,234.539		*

Executive Officers
Ryan D. Conley	2,385.510		*
Salvatore Faia	None	None
Charles Jacobson	None	None
Gerald F. Stahlecker	None	None

Executive Officers and Directors as a group	199,721.986	1.2%

*	Less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.
(2)	Based on a total of 17,348,279 shares of our common stock issued and outstanding as of April 15, 2010.
(3)	Includes 3,901.583 shares held in trust; 6,420.465 shares held by spouse in trust; and 1,612.704 shares held for the benefit of minor children in trust.
(4)	Includes 14,566.997 shares held in an IRA account; 14,518.200 shares held by spouse in an IRA account; and 2,567.387 shares held in a joint account with spouse.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, stockholders are being asked to consider the election of the current Directors of the Company. Pursuant to the Company’s Amended and Restated Bylaws, the Board may modify the number of members of the Board provided that the number of Directors will not be fewer than the minimum number required by the Maryland General Corporation Law or greater than twelve, unless otherwise permitted by law. Directors of the Company are elected annually for a term of one year, and serve until their successors are elected and qualified. The Board is currently comprised of seven Directors.

Each Director named below has been nominated for election by the Board for a one-year term expiring in 2011. Each Director has agreed to serve as a Director if elected and has consented to be named as a nominee. No person being nominated as a Director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

A stockholder can vote for or withhold his or her vote from any or all of the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of all the nominees named below. If any of the nominees should decline or be unable to serve as a Director, it is intended that the proxy will be voted for the election of such person or persons as are nominated as replacements. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve.

Information about the Board, Director Nominees and Executive Officers

The role of the Board is to provide general oversight of the Company’s business affairs, and to exercise all the Company’s powers except those reserved for the stockholders. The Board also reviews contractual arrangements with entities that provide services to the Company and reviews the Company’s performance as part of its responsibilities as Directors under the Investment Company Act of 1940, as amended (the “1940 Act”), and Maryland state law.

A majority of the Board are not “interested persons” of the Company or FB Income Advisor, LLC, its investment adviser (“FB Advisor”), as defined in Section 2(a)(19) of the 1940 Act. These individuals are referred to as the Company’s independent directors (“Independent Directors”). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board is currently composed of seven Directors, four of whom are Independent Directors. The Board has determined that the following Director nominees are Independent Directors: Messrs. Chandler, Frank, Gravina and Mendelson. Based upon information requested from each Director concerning his background, employment and affiliations, the Board has affirmatively determined that none of the Independent Directors has a material business or professional relationship with the Company, other than in his capacity as a member of the Board or any Board committee or as a stockholder.

In considering each Director and the composition of the Board as a whole, the Board utilizes a diverse group of experiences, characteristics, attributes and skills, including diversity in gender, ethnicity and race, that the Board believes enables a Director to make a significant contribution to the Board, the Company and our shareholders. These experiences, characteristics, attributes and skills, which are more fully described below, include, but are not limited to, management experience, independence, financial expertise and experience serving as directors of other entities. The Board may also consider such other experiences, characteristics, attributes and skills, as it deems appropriate, given the then-current needs of the Board and the Company.

These experiences, characteristics, attributes and skills relate directly to the management and operations of the Company. Success in each of these categories is a key factor in the Company’s overall operational success and creating shareholder value. The Board believes that directors who possess these experiences, characteristics, attributes and skills are better able to provide oversight of the Company’s management and our long-term and strategic objectives. Below is a description of the experience, characteristics, attributes and skills of each Director that led the Board to conclude that such persons should serve as Directors. The Board also considered the specific experience described in each Director’s biographical information, as disclosed below.

The following table sets forth certain information regarding the Independent Director and Interested Director nominees as well as the executive officers of the Company:

INDEPENDENT DIRECTORS
Name, Address[1], Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Public Directorships† Held by Director During the Past Five Years
Gregory P. Chandler Age: 43 Director	Since 2008

Mr. Chandler has been Chief Financial Officer of Emtec, Inc. and President of Emtec Global Services Division since May 2009. Previously, he served as Managing Director, Investment Banking, at Janney Montgomery Scott LLC from 1999 to 2009. Prior to this, he was a consultant at PricewaterhouseCoopers, where he assisted companies in a diverse set of industries in the “Office of the CFO Practice” and worked on strategy engagements and larger scale human resources and accounting enterprise software engagements. From 1995 to 1999, he worked as a Certified Public Accountant at Coopers and Lybrand. In his capacity as an auditor there, he was part of the Investment Company practice where he managed audits of mutual funds, hedge funds and venture capital funds. Mr. Chandler also served as a logistics officer with the United States Army for four years. Mr. Chandler’s degrees include a B.S. in Engineering from the United States Military Academy at West Point and an M.B.A. from Harvard Business School. He is also a Certified Public Accountant. Mr. Chandler has been an independent director of FS Investment Corporation since 2008 and he is the chair of the Audit Committee. He also serves on the boards of Emtec, Inc., a publicly traded systems integrator, and The Enterprise Center, a not-for-profit entity.

Mr. Chandler has extensive experience in valuations and in negotiating debt, equity and mergers and acquisitions transactions in a variety of industries with both public and private companies. Additionally, Mr. Chandler has experience managing the audits of mutual funds, hedge funds and venture capital funds.

Emtec, Inc.

Name, Address[1], Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Public Directorships† Held by Director During the Past Five Years
Barry H. Frank Age: 71 Director	Since 2008

Mr. Frank is a partner in the law firm of Archer & Greiner, P.C. (formerly Pelino & Lentz, P.C.) where he has been a partner since he joined the firm in February 2003. Prior to joining Archer & Greiner, P.C., Mr. Frank was a partner in the law firm of Schnader, Harrison, Segal & Lewis from May 2000 through January 2003. Previously, Mr. Frank had been a partner in the law firm of Mesirov, Gelman, Jaffe, Cramer & Jamieson from 1987 until 2000, when Mesirov Gelman merged with Schnader. From 1975 through 1987, Mr. Frank was a partner in the law firm of Pechner, Dorfman, Wolfe, Rounick & Cabot. Mr. Frank has focused his practice on business and corporate taxation, business and estate planning. Mr. Frank received a B.S. from Pennsylvania State University and a J.D. from the Temple University School of Law. Mr. Frank served on the Board of Directors of Deb Shops, Inc., formerly listed on NASDAQ, from 1989 through 2007. He also served on the Audit Committee of Deb Shops, Inc. from 1989 through 2007 and was Chairman of the Audit Committee from 1989 through 2003.

Mr. Frank has extensive legal knowledge as a practicing attorney. Specifically, his legal experience related to business and corporate taxation and business planning as well as his service on the board and audit committee of a NASDAQ exchange-listed company provides experience our Board has deemed relevant to the duties required to be performed by a Director of the Company.

Deb Shops, Inc.

Name, Address[1], Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Public Directorships† Held by Director During the Past Five Years
Thomas S. Gravina Age: 48 Director	Since 2009

Mr. Gravina currently serves as Chairman of GPX Enterprises, L.P., a private investment firm, and Chairman of GPX Realty Partners, L.P., a private real estate and investment advisory firm, and has served in such capacity since co-founding both companies in 2005. Mr. Gravina also currently serves as Chairman and Chief Executive Officer of Evolve Holdings, LLC, a private communications company, which he co-founded in December 2006. Previously, from 2000 to 2005, Mr. Gravina served as President and Chief Executive Officer of ATX Communications, Inc., a publicly traded communications company. Mr. Gravina also served as Chairman of the Board of Directors of ATX Communications from 2005 to 2006. Mr. Gravina led the multi-billion dollar merger in 2000 between publicly traded CoreComm Limited and Voyager.net, and privately held ATX Telecommunications Services, of which he was Co-Chief Executive Officer and Co-Founder since 1987. Mr. Gravina is a member of the Board of Directors and Chairman of the Audit Committee of the Philadelphia College of Osteopathic Medicine and is a member of several other charitable and civic boards. Mr. Gravina received his B.S. in Business Administration from Villanova University.

Mr. Gravina has served as a member of various boards for publicly traded companies as well as charitable and civic companies. Additionally, his service as chairman of a private investment firm and a private company that he co-founded, have provided him, in the opinion of the Board, with experience and insight which is beneficial to the Company.

None

Name, Address[1], Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Public Directorships† Held by Director During the Past Five Years
Paul Mendelson Age: 63 Director	Since 2008

Mr. Mendelson currently serves as Chief Financial Officer of Lincoln Investment Planning, Inc., a broker/dealer and registered investment advisor, and has served in such capacity since 1994. In this capacity, Mr. Mendelson is responsible for all financial reporting, controls, planning and regulatory issues. His activities also include acquisitions, consulting with branch offices, negotiating leases and other contracts, and as a member of the executive committee participating in strategic planning. From 1996 to 1999, Mr. Mendelson also led the technology and operations divisions of Lincoln Investment Planning. Prior to joining Lincoln Investment Planning in 1994, Mr. Mendelson spent 20 years in various positions including controller, chief financial officer, vice president, president and trustee for a group of commonly-owned privately held businesses including manufacturing, retail, service and real estate. Prior to this, Mr. Mendelson spent two years with Arthur Anderson and Company, an international public accounting firm. Mr. Mendelson received a B.S. degree in Accounting from Lehigh University and an M.B.A. degree from the Wharton School of the University of Pennsylvania. He is a member of the American Institute of Certified Public Accountants and holds a Series 27 Securities License.

Mr. Mendelson has extensive experience concerning financial reporting, controls, planning and regulatory issues by virtue of his current chief financial officer position with a broker/dealer and registered investment adviser and various other positions he held during the twenty years prior to moving into his current position. Additionally, the Board took into account his B.S. degree in accounting and his M.B.A.

None

INTERESTED DIRECTORS[3]

Name, Address[1], Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Public Directorships† Held by Director During the Past Five Years
Michael C. Forman Age: 49 Chairman of the Board of Directors, President and Chief Executive Officer	Since 2008

Mr. Forman has served as our President and Chief Executive Officer since inception and as the Chief Executive Officer of FB Advisor since its inception. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that invests in private equity, senior and mezzanine debt, and real estate, and has served as managing general partner since inception. In 2007, Mr. Forman co-founded Franklin Square Holdings, L.P., and helped to develop Valley View Downs, a planned racing, gaming and entertainment complex in Western Pennsylvania. In 2003, Mr. Forman also co-founded and served as chairman of the board and chairman of the investment committee of Preferred Capital LLC, a private company formed to invest in senior secured debt, and organized HWC Investments, LLC, a Colorado-based gaming development company. Prior to co-founding FB Capital Partners, L.P. and Preferred Capital LLC, from 1986 to 2003, Mr. Forman was an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, where he was a partner from 1991 to 2003, and since 2004 he has been Of Counsel. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University. He is a member of a number of civic and charitable boards, including the Eastern Technology Council of Pennsylvania, the Philadelphia chapter of Habitat for Humanity, the Murex Group, and the Philadelphia International Airport Advisory Board.

Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including FB Advisor, which serves as investment adviser to the Company. The Board believes Mr. Forman’s experience and his positions as Chief Executive Officer of the Company and FB Advisor make him a significant asset to the Company.

None

Name, Address[1], Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Public Directorships† Held by Director During the Past Five Years
David J. Adelman Age: 38 Director	Since 2008

Mr. Adelman is Vice Chairman of FB Advisor and, together with Mr. Forman, is responsible for developing and implementing the Company’s investment strategy. Mr. Adelman has significant managerial and investment experience and has served as the president and chief executive officer of Philadelphia-based Campus Apartments, Inc. since 1999. Campus Apartments develops, manages, designs, and privately finances more than 220 upscale housing facilities for colleges and universities across the United States. In 2006, Campus Apartments entered into a $1.1 billion venture with GIC Real Estate Pte Ltd., the real estate investment arm of the Government of Singapore Investment Corporation, in which Campus Apartments uses the venture’s capital to acquire, develop, operate and manage student housing projects across the United States. In addition to his duties as president and chief executive officer of Campus Apartments, Mr. Adelman is the vice chair of University City District Board of Directors, the President of the Apartment Association of Greater Philadelphia, board member of Hyperion Bank and the National Multi Family Council (NMHC), member of the Executive Committee of the Urban Land Institute’s Philadelphia Chapter and a member of the Young President’s Organization. Mr. Adelman is also an active private investor and entrepreneur, having co-founded Franklin Square Holdings, L.P. with Mr. Forman. Mr. Adelman received his B.A. in Political Science from Ohio State University.

Mr. Adelman serves as vice chairman of FB Advisor and, together with Mr. Forman, is responsible for implementing the Company’s investment strategy. Additionally, Mr. Adelman has served as the president and chief executive officer of a private company that has assets in excess of $1.5 billion and serves on the board of directors or in leadership roles for various charitable and civic organizations.

None

Name, Address[1], Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Public Directorships† Held by Director During the Past Five Years
Michael Heller Age: 45 Director	Since 2008

Mr. Heller is a shareholder at the law firm of Cozen O’Connor, where he serves as the Chairman of the Firm’s Business Law Department, is a member of its Management Committee and heads the Firm’s Emerging Business and Venture Capital practice group. Mr. Heller is a corporate and securities lawyer whose practice is devoted to representing private equity and venture capital funds as well as counseling entrepreneurs and middle-market businesses in various corporate matters, including the structuring of capital-raising transactions and merger and acquisition transactions. Prior to becoming the Chairman of the Business Law Department in 2006, Mr. Heller served as Vice-Chairman of the Firm’s Business Law Department from 2002 until 2006. Mr. Heller is a member of the Board of Directors of Cozen O’Connor and Hanover Fire and Casualty Insurance Company, a privately held property and casualty insurance company. Mr. Heller received a B.S. in Accounting, summa cum laude, from The Pennsylvania State University, and a J.D., magna cum laude, from Villanova University, where he was a Law Review editor and a member of the Order of the Coif.

Mr. Heller has extensive experience in corporate and securities law and has represented various private equity and venture capital funds. Further, Mr. Heller serves on the boards of several private companies and civic and charitable organizations.

None

OFFICERS

Name, Address[1], Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Public Directorships† Held by Officer During the Past Five Years
Ryan D. Conley Age: 28 Vice President, Treasurer and Secretary	Since 2008	Mr. Conley has been our Vice President and Secretary since inception and has served as Treasurer since March 2010. Mr. Conley also serves as vice president of FB Advisor. From 2006 to 2008, Mr. Conley served as analyst at FB Capital Partners, L.P., where he was responsible for evaluating, executing and monitoring income-oriented private equity investments. From 2004 to 2006, Mr. Conley was first an associate, and later a senior associate in the Investment Banking Group at Janney Montgomery Scott LLC, where he was responsible for providing valuation analysis, transaction execution and advisory services to companies in the water and energy industries. His investment and advisory experience includes private equity and debt investments, public equity and debt offerings, mergers, acquisitions and other corporate finance assignments totaling more than $1.8 billion in transaction value. Mr. Conley holds a B.A. in Economics from Swarthmore College.	None
Salvatore Faia Age: 47 Chief Compliance Officer	Since 2008	Mr. Faia has been our Chief Compliance Officer since inception. Since 2004, Mr. Faia has served as the president of Vigilant Compliance Services, a full service compliance firm serving mutual funds and the investment industry. In connection with his role as president of Vigilant Compliance Services, he currently serves as chief compliance officer for a number of mutual funds and investment advisers. From 2002 to 2004, Mr. Faia served as senior legal counsel for PFPC Worldwide, and from 1997 to 2001, he was a partner with Pepper Hamilton LLP. Mr. Faia has extensive experience with mutual funds, hedge funds, investment advisers, broker dealers and the investment management industry. In addition to being an experienced 1940 Act and Investment Advisers’ Act of 1940 attorney, he is a Certified Public Accountant, and holds various NASD Securities Licenses. Mr. Faia is a Member of the Investment Company Institute’s Chief Compliance Officer Committee. Mr. Faia graduated from La Salle University and received his J.D. from the University of Pennsylvania Law School.	EIP Investment Trust

Name, Address[1], Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Public Directorships† Held by Officer During the Past Five Years
Charles Jacobson Age: 38 Chief Financial Officer	Since 2008	Mr. Jacobson has served as our Chief Financial Officer since October 2008. Since 2007, Mr. Jacobson has served as the Managing Director of the Pine Hill Group, LLC, a consulting firm which he co-founded, providing management level finance and accounting services to middle market public and private companies. Previously, from 2001 to 2007, Mr. Jacobson worked for ATX Communications, Inc. (“ATX”), becoming the organization’s senior vice president of finance where he was responsible for managing ATX’s finance organization. Prior to working for ATX, Mr. Jacobson held senior managerial audit positions with Ernst & Young LLP from 1999 to 2000 and with BDO Seidman, LLP from 1996 to 1999, where he was responsible for audit engagements of private, pre-IPO and publicly traded companies in a variety of different industries. Mr. Jacobson began his professional career in 1993 at a regional public accounting firm where he performed audits on governmental entities. Mr. Jacobson is a Certified Public Accountant and holds a B.S. in Accounting from Rutgers University.	None

Name, Address[1], Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Public Directorships† Held by Officer During the Past Five Years
Gerald F. Stahlecker Age: 44 Executive Vice President	Since 2010

Mr. Stahlecker has served as our Executive Vice President since March 2010 and has served as Executive Vice President of FB Advisor and Franklin Square Holdings, L.P. since January 1, 2010. Mr. Stahlecker was a Director of the Company and served as a member of the Audit Committee and as Chairman of the Valuation Committee from the Company’s inception to December 2009 when he resigned as a Director in order to join our affiliates, FB Advisor and Franklin Square Holdings, L.P. Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P., or Radcliffe, an SEC-registered investment advisory firm, which manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately managed accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven investment strategies. From its founding in October 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as Managing Director and Chief Operating Officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P., or Rose Glen, a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.

From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, a Philadelphia-based law firm, where he practiced corporate and securities law. While at Klehr, Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an Editor of the Villanova University Environmental Law Journal. Mr. Stahlecker previously served on the Board of Trustees of The Philadelphia School and was a member of its advancement, finance and investment committees.

FS Investment Corporation

†

Includes directorships held in (1) any investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[1]	The address for each officer and director is c/o FS Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.
[2]	Directors serve for a term until the earliest of the next annual meeting of stockholders and the election and qualification of their successors, or their: (i) removal, (ii) resignation or (iii) death.
[3]

“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Forman and Adelman are each an “interested person” because of their affiliation with FB Advisor, which acts as the Company’s investment adviser. Mr. Heller is an “interested person” because of his material professional relationship with Mr. Forman.

Director Compensation

The Directors began receiving compensation in connection with their Board service in July 2009. Each Director who does not also serve in an executive officer capacity for the Company or FB Advisor receives from the Company an annual retainer of $25,000 and $1,000 for each Board and committee meeting attended, and is also reimbursed for reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings. Each chairman of the various Board committees receives an additional annual retainer of $5,000. No Director or executive officer receives pension or retirement benefits from the Company.

The table below sets forth the compensation received by each Director from the Company for the fiscal year ended December 31, 2009:

Name of Director	Fees Earned or Paid in Cash†	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total†
Gregory P. Chandler	$15,250	None	None	None	None	None	$15,250
Barry H. Frank	$14,875	None	None	None	None	None	$14,875
Thomas S. Gravina	$10,875	None	None	None	None	None	$10,875
Paul Mendelson	$10,875	None	None	None	None	None	$10,875
Gerald F. Stahlecker*	$16,750	None	None	None	None	None	$16,750
David J. Adelman	None	None	None	None	None	None	None
Michael C. Forman	None	None	None	None	None	None	None
Michael Heller	$12,375	None	None	None	None	None	$12,375

†	Directors began receiving compensation on July 1, 2009.
*	Mr. Stahlecker resigned from the Board on December 31, 2009.

The table below shows the dollar range of equity securities owned beneficially by each Director in the Company as of April 15, 2010 stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Name of Director	Dollar Range of Equity Securities in the Company[1,2]

Independent Directors
Gregory P. Chandler	None
Barry H. Frank	Over $100,000
Thomas S. Gravina	None
Paul Mendelson	$50,001-$100,000

Interested Directors
Michael C. Forman	Over $100,000
David J. Adelman	Over $100,000
Michael Heller	Over $100,000

[1]	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
[2]	The dollar range of equity securities beneficially owned by our Directors is based on an assumed current public offering price of $10.40 per share.

Risk Oversight and Board Structure

Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting the representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the Company, to review and discuss the activities of the Company and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Company to test the compliance procedures of the Company and its service providers. Mr. Forman, who is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act, serves as both the Chief Executive Officer and Chairman of the Board. The Board feels that Mr. Forman, as Co-Founder and Chief Executive Officer of the Company, is the director with the most knowledge of the Company’s business strategy and is best situated to serve as Chairman of the Board. The Company’s charter, as well as regulations governing business development companies generally, requires that a majority of the Board be independent directors. The Board does not currently have a lead Independent Director. The Board, after considering various factors, has concluded that its structure is appropriate given the current size and complexity of the Company.

Committees of the Board

The Board has established a standing Audit Committee and a standing Valuation Committee. The Board met 15 times during the fiscal year ended December 31, 2009. Each Director attended at least 75% of the aggregate of all regular meetings of the Board held during the fiscal year ended December 31, 2009, with the exception of Mr. Mendelson. The Company does not have a formal policy regarding Director attendance at an annual meeting of stockholders. Two Directors attended the Company’s annual meeting held on May 6, 2009.

The Board has established an Audit Committee that operates pursuant to a charter, consisting of three members, including a Chairman of the Audit Committee. The Audit Committee members are Messrs. Chandler

(Chairman), Frank and Gravina, each an Independent Director of the Company. Mr. Gravina was appointed to serve on the Audit Committee on March 16, 2010. The Board has determined that Mr. Chandler is an Audit Committee Financial Expert as defined by Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act. The functions performed by the Audit Committee are to oversee the integrity of the Company’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The Audit Committee held six meetings during the fiscal year ended December 31, 2009. Each member of the Audit Committee who served on such committee during the 2009 calendar year attended at least 75% of the meetings held during 2009. The Audit Committee charter is available on the Company’s website at www.fsinvestmentcorp.com.

The Board has established a Valuation Committee consisting of four members, including a Chairman of the Valuation Committee. The Valuation Committee members are Messrs. Chandler, Frank (Chairman), Heller and Mendelson. The functions performed by the Valuation Committee are to establish guidelines and make recommendations to the Board on valuation matters. Mr. Chandler was appointed to serve on the Valuation Committee on March 16, 2010. The Valuation Committee held three meetings during the fiscal year ended December 31, 2009. Mr. Frank attended all three meetings, while Messrs. Mendelson and Heller attended two of the three meetings held during the fiscal year ended December 31, 2009.

The Board has not established a standing nominating committee and has neither a nominating committee charter nor a formal policy with respect to the consideration of Director candidates recommended by stockholders. It is the view of the Board that the Independent Directors are responsible for selecting and nominating Independent Directors and that it is not necessary to establish a separate nominating committee. The Board will consider Director candidates recommended by stockholders and submitted in accordance with applicable law and procedures as described in the section of this Proxy Statement titled “Submission of Stockholder Proposals.” The Board believes that it is in the best interest of the Company and its stockholders to obtain highly qualified candidates to serve as members of the Board. The Board has not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Board will take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. In addition, while the Board does not have a formal policy on diversity, it will consider issues of diversity, including diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills when filling vacancies on the Board. The Independent Director nominees were selected and nominated by the Independent Directors, and the other Director nominees were recommended by FB Advisor and approved by the entire Board.

The Board has not established a standing compensation committee because the executive officers do not receive any direct compensation from the Company.

Communications Between Stockholders and the Board

The Board welcomes communications from the Company’s stockholders. Stockholders may send communications to the Board or to any particular director, to the following address: c/o FS Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. Stockholders should indicate clearly the Director or Directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate Director(s).

Code of Conduct

The Company has adopted a code of business conduct and ethics which applies to, among others, its officers, including its President and its Chief Financial Officer, as well as the members of the Board. The

Company’s code of business conduct and ethics can be accessed via the Company’s website at www.fsinvestmentcorp.com by clicking on “Corporate Governance” at the bottom of the page. The Company intends to disclose any amendments to or waivers of required provisions of the code of business conduct and ethics on Form 8-K.

Compensation Discussion and Analysis

The Company’s executive officers do not receive any direct compensation from the Company. The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are employees of the Company’s investment adviser, FB Advisor or by individuals who were contracted by FB Advisor to work on behalf of the Company, pursuant to the terms of an investment advisory and administrative services agreement. Each of the Company’s executive officers is an employee of FB Advisor or an outside contractor, and the day-to-day investment operations and administration of the portfolio are managed by FB Advisor. In addition, the Company reimburses FB Advisor for the Company’s allocable portion of expenses incurred by FB Advisor in performing its obligations under the investment advisory and administrative services agreement, including the allocable portion of the cost of the Company’s officers and their respective staffs determined under the investment advisory and administrative services agreement.

Under the terms of the Company’s investment advisory and administrative services agreement, there was no liability on the part of the Company for the offering or organization costs funded by FB Advisor until the investment advisory and administrative services agreement became effective on January 2, 2009, upon meeting the minimum offering requirement of $2.5 million in gross proceeds from investors who are not affiliated with the Company or FB Advisor. FB Advisor is entitled to receive 1.5% of gross proceeds raised until all offering costs and organization costs described above and any future offering or organization costs funded by FB Advisor have been recovered. The minimum reimbursement to FB Advisor for such fees is $125,000. The Company paid the minimum reimbursement of $125,000 to FB Advisor on January 7, 2009. Including the $125,000 paid in January 2009, the Company paid reimbursements of approximately $1,418,000 to FB Advisor during the year ended December 31, 2009. For the year ended December 31, 2009, FB Advisor earned $829,000 in base management fees, $392,000 of which were paid by the Company in 2009 and the remainder of which were paid during the first quarter of 2010. In addition, FB Advisor earned $173,000 in capital gains incentive fees, all of which were paid by the Company during the first quarter of 2010. During the year ended December 31, 2009, the Company incurred administrative charges totaling $261,000 attributable to FB Advisor, of which $165,000 were paid by the Company in 2009 and the remainder of which were paid during the first quarter of 2010.

The investment advisory and administrative services agreement provides that FB Advisor and its officers, directors, controlling persons and any other person or entity affiliated with it acting as the Company’s agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the investment adviser, and FB Advisor shall be held harmless for any loss or liability suffered by the Company, if (i) FB Advisor has determined, in good faith, that the course of conduct which caused the loss or liability was in the Company’s best interests, (ii) FB Advisor was acting on behalf of or performing services for the Company, (iii) the liability or loss suffered was not the result of negligence or misconduct by FB Advisor or an affiliate thereof acting as the Company’s agent, and (iv) the indemnification or agreement to hold FB Advisor harmless is only recoverable out of the Company’s net assets and not from the Company’s stockholders.

Certain Relationships and Related Transactions

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company has a code of conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the Chairman of the Board or the Chairman of the Audit Committee of the Board and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee of the Board is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K promulgated under the Exchange Act).

The Company has entered into an investment advisory and administrative services agreement with FB Advisor. Pursuant to the investment advisory and administrative services agreement, the Company pays FB Advisor a base management fee and an incentive fee. The investment adviser also receives reimbursement from the Company for the portion of its employees’ time allocable to administrative activities of the Company, subject to certain limitations.

Mr. Forman, the Company’s Chief Executive Officer, also serves as Chief Executive Officer of FB Advisor, and Mr. Adelman serves as vice chairman of FB Advisor. In addition, FB Capital Partners, L.P., an entity controlled by Mr. Forman, and Darco Capital, L.P., an entity controlled by Mr. Adelman, collectively own 73.5% of FB Advisor. Of this amount, FB Capital Partners, L.P. owns a 75% interest and Darco Capital, L.P. owns the remaining 25%.

FS2 Capital Partners, LLC, the Company’s dealer manager, is an affiliate of FB Advisor.

FB Advisor may determine it appropriate for the Company and one or more other investment accounts managed by FB Advisor, the Company’s sub-adviser, GSO / Blackstone Debt Funds Management LLC, a subsidiary of GSO Capital Partners LP (“GDFM”), or any of their respective affiliates to co-invest in an investment opportunity. To the extent the Company is able to make co-investments with GDFM or its affiliates consistent with the 1940 Act, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Company and the other participating accounts.

To mitigate these conflicts, FB Advisor and GDFM will seek to execute such transactions for all of the participating investment accounts, including the Company, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Company, the clients for which participation is appropriate and any other factors deemed appropriate.

The Company’s affiliate, Franklin Square Holdings, L.P., has agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that the Company’s net investment income and net capital gains are equal to or greater than the cumulative distributions paid to the Company’s stockholders in each quarter. Under this arrangement, no portion of the Company’s distributions is expected to represent a return of capital for the Company’s stockholders. Franklin Square Holdings, L.P. has no obligation to reimburse any portion of the Company’s expenses. The specific amount of expenses reimbursed by the Company’s sponsor will be calculated at the end of each quarter. During the year ended December 31, 2009, the aggregate amount of expense reimbursements was approximately $240,000. The Company does not expect that conditions will require Franklin Square Holdings, L.P. to provide reimbursements in the future. To the extent reimbursements may be needed in the future, there can be no assurance that Franklin Square Holdings, L.P. will provide any such reimbursements. Franklin Square Holdings, L.P. is controlled by Messrs. Forman and Adelman.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s Directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2009, the following Section 16(a)

filing requirements applicable to such persons were not timely filed: Form 4 filed by Michael Heller on February 6, 2009 for shares purchased on February 2, 2009; Form 4 filed by Barry H. Frank on March 13, 2009 for shares purchased on February 2, 2009; Form 4 filed by Barry H. Frank on April 7, 2009 for shares purchased on April 2, 2009; Form 4 filed by Barry H. Frank on July 13, 2009 for shares purchased on July 1, 2009; Form 4 filed by Ryan D. Conley on August 7, 2009 for shares purchased on August 3, 2009; Form 4 filed by Ryan D. Conley on September 15, 2009 for shares purchased on September 1, 2009; Form 4 filed by Ryan D. Conley on November 13, 2009 for shares purchased on November 1, 2009; and Form 4 filed by Michael C. Forman on November 13, 2009 for shares purchased on November 1, 2009.

Required Vote

Each Director shall be elected by a plurality of all the votes cast at the Annual Meeting of stockholders duly called and at which a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes are not considered entitled to vote and thus are not counted for purposes of determining whether the proposal has been approved.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTORS

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey & Pullen, LLP, 512 Township Line Road, One Valley Square, Suite 250, Blue Bell, PA 19422, has been selected to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. McGladrey & Pullen, LLP acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2009 and December 31, 2008. The Company knows of no direct financial or material indirect financial interest of McGladrey & Pullen, LLP in the Company. A representative of McGladrey & Pullen, LLP will be available by telephone to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Audit Fees

Set forth in the table below are audit fees and non-audit related fees billed to the Company by McGladrey & Pullen, LLP for professional services performed for the Company’s fiscal years ended December 31, 2009 and December 31, 2008:

Fiscal Year	Audit Fees	Audit-Related Fees[1]	Tax Fees[2]	All Other Fees[3]
2008	$22,500	$108,395	$4,675	$—
2009	$109,044	$26,800	$8,950	$638

1 “Audit-Related Fees” are those fees billed to the Company by McGladrey & Pullen, LLP for out-of-pocket expenses relating to audit services provided by McGladrey & Pullen, LLP.

2 “Tax Fees” are those fees billed to the Company by McGladrey & Pullen, LLP in connection with tax consulting services, including primarily the review of the Company’s income tax returns.

3 “All Other Fees” are those fees billed to the Company by McGladrey & Pullen, LLP in connection with permitted non-audit services.

The Company’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Company’s investment adviser and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which McGladrey & Pullen, LLP billed the Company for the fiscal years ended December 31, 2009 and December 31, 2008 were pre-approved by the Audit Committee.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements filed with the SEC for the year ended December 31, 2009. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by McGladrey & Pullen, LLP, the Company’s independent registered public accounting firm. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by McGladrey & Pullen, LLP in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by McGladrey & Pullen, LLP to management.

The Audit Committee received and reviewed the written disclosures from McGladrey & Pullen, LLP required by the applicable Public Company Accounting Oversight Board rule regarding the independent accountant’s communications with audit committees concerning independence, and has discussed with McGladrey & Pullen, LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to McGladrey & Pullen, LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting McGladrey & Pullen, LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the year ended December 31, 2009, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the SEC. The Audit Committee also recommended the selection of McGladrey & Pullen, LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2010.

Audit Committee Members:
Gregory P. Chandler, Chairman
Barry H. Frank
Thomas S. Gravina

The material in this report is not “soliciting material” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of McGladrey & Pullen, LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF MCGLADREY & PULLEN, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company’s Amended and Restated Bylaws require the Company to hold an annual stockholders meeting for the election of Directors and the transaction of any business within the powers of the Company on a date and at a time set by the Board. In addition, the Company will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Company’s outstanding shares entitled to vote. Any stockholder who wishes to submit a proposal for consideration at a subsequent stockholders meeting should mail the proposal promptly to the Secretary of the Company. Any proposal to be considered for submission to stockholders must comply with Rule 14a-8 under the Exchange Act and must be received by the Company in accordance with the Company’s Amended and Restated Bylaws and any other applicable law, rule, or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of shares of stock of the Company beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required. To date, the Company has not received any recommendations from stockholders requesting consideration of a candidate for inclusion among the committee’s slate of nominees in the Company’s proxy statement.

Pursuant to the Company’s Bylaws, for a Director nomination or other business to be considered for the next annual meeting of stockholders, notice must be provided in writing and delivered to the Secretary of the Company at the Company’s principal executive office before December 31, 2010 but not before November 30, 2010. The timely submission of a proposal does not guarantee its inclusion.

Any stockholder proposals submitted pursuant to the Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy statement and form of proxy for the 2011 Annual Meeting of stockholders must be received by the Company on or before December 31, 2010. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: FS Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, PA 19104, Attention: Corporate Secretary.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INVESTMENT ADVISER AND ADMINISTRATOR, SUB-ADVISER, DEALER MANAGER

AND SUB-ADMINISTRATOR

Set forth below are the names and addresses of the Company’s investment adviser and administrator, sub-adviser, dealer manager, and sub-administrator:

INVESTMENT ADVISER AND ADMINISTRATOR	SUB-ADVISER	DEALER MANAGER	SUB-ADMINISTRATOR
FB Income Advisor, LLC Cira Centre, 2929 Arch Street, Suite 675 Philadelphia, PA 19104	GSO /Blackstone Debt Funds Management LLC 280 Park Avenue New York, NY 10017	FS2 Capital Partners, LLC 801 N. Orange Avenue Suite 815 Orlando, FL 32801	PNC Global Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, DE 19809

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD WHICH PROVIDES VOTING INSTRUCTIONS BY TELEPHONE OR OVER THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

Vote this proxy card TODAY!

Your prompt response will save the expense of additional mailings

CALL: To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions. LOG-ON: Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

FS INVESTMENT CORPORATION

Cira Centre, 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania 19104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On June 22, 2010

The undersigned hereby appoints Michael C. Forman and Ryan D. Conley, and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend the 2010 Annual Meeting of Stockholders of FS Investment Corporation, a Maryland corporation (the “Company”), to be held at 11:00 A.M., Eastern time, on Tuesday, June 22, 2010, at the offices of the Company, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, and any adjournments thereof (the “Annual Meeting”), and vote as designated on the reverse side all of the shares of common stock of the Company held of record by the undersigned. The Proxy Statement and the accompanying materials are being mailed to stockholders of record described below on or about April 30, 2010 and are available at www.fsinvestmentcorp.com.

All properly executed proxies representing shares of stock (“Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon.

If no specification is made, the Shares will be voted FOR the proposal to elect directors and FOR the proposal to ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm. If any other business is presented at the Annual Meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the board of directors of the Company knows of no other business to be presented at the Annual Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Stockholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED

ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

Signature(s) (Title(s), if applicable)

(Sign in the Box)

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

FS-PXC-0610

B

FS002

IF Please THE PROXY refer to IS the SIGNED, Proxy Statement SUBMITTED, discussion AND NO of SPECIFICATION each matter. IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said proxies shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. 3

FOR all nominees listed (except as noted on the line at left)

WITHHOLD authority to vote for all nominees

1. To elect the nominees specified below as Directors:

(01) David J. Adelman (05) Thomas S. Gravina

(02) Gregory P. Chandler (06) Paul Mendelson

(03) Michael C. Forman (07) Michael Heller

(04) Barry H. Frank

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

2. To ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

3. To transact such other business as may properly come before the Annual Meeting, or any adjournments thereof.

FOR AGAINST ABSTAIN

PLEASE SIGN ON REVERSE SIDE FS-PXC-0610